                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): December 1, 1998
                                                       ----------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)

     Delaware                     1-7182                 13-2740599
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      (State or other           (Commission              (I.R.S.Employer
      jurisdiction of           File Number)             Identification No.)
      incorporation)

     World Financial Center, North Tower, New York, New York   10281-1220
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      (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------


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         (Former name or former address, if changed since last report.)

Item 5.  Other Events
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     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-59997) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and The Chase Manhattan Bank (the "Indenture"). ML & Co. will issue $66,000,000 aggregate principal amount of 5 3/4% STock Return Income DEbt Securities SM due June 1, 2000 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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                         EXHIBITS

          (4)            Instruments defining the rights of
                         security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s 5 3/4% STock Return Income DEbt Securities(SM) due June 1, 2000.

          (5)   &   (23) Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood LLP relating to the 5 3/4% STock Return Income DEbt Securities(SM) due June 1, 2000 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                  MERRILL LYNCH & CO., INC.
                                ------------------------------
                                      (Registrant)

                                 By:  /s/  Theresa Lang
                                 -------------------
                                           Theresa Lang
                                           Treasurer

Date: December 1, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           MERRILL LYNCH & CO., INC.



                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED DECEMBER 1, 1998

                                                  COMMISSION FILE NUMBER  1-7182

                                 EXHIBIT INDEX

Exhibit No.   Description                                                         Page
-----------   -----------                                                         ----
(4)           Instruments defining the rights of security holders,
              including indentures.

                    Form of Merrill Lynch & Co., Inc.'s 5 3/4% STock Return
                    Income DEbt Securities SM due June 1, 2000.

(5) & (23)    Opinion re: legality; consent of counsel.

                    Opinion of Brown & Wood LLP relating to the 5 3/4% STock
                    Return Income DEbt Securities SM due June 1, 2000 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities)